Exhibit 99.2

INVESTOR PRESENTATION | OCTOBER 2025 | NASDAQ : NKLR Investor Presentation October 2025

INVESTOR PRESENTATION | OCTOBER 2025 | 2 This presentation and any oral statements made in connection with this presentation do not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, consent or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction . This presentation does not constitute either advice or a recommendation regarding any securities . No Representations or Warranties : No representations or warranties, express or implied, are given in, or in respect of, this presentation or as to the accuracy, reasonableness or completeness of the information contained in or incorporated by reference herein . To the fullest extent permitted by law, in no circumstances will the Company or any of its affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, none of the Company, or any of its affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents has independently verified the data obtained from these sources or makes any representation or warranty with respect to the accuracy of such information . In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company . Recipients of this presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . The Company expressly disclaims any duty to update the information contained in this presentation, whether as a result of new information, future events or otherwise . DISCLAIMER

INVESTOR PRESENTATION | OCTOBER 2025 | 3 Forward - Looking Statement : This presentation includes “forward - looking statements” within the meaning of the federal securities laws, including, but not limited to, opinions and projections prepared by the Company’s management . Forward - looking statements generally relate to future events or the Company’s future financial or operating performance, including pro forma and estimated financial information, and other “forward - looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) . For example, projections of future EBITDA, Adjusted EBITDA and other metrics are forward - looking statements . The recipient can identify forward - looking statements because they typically contain words such as “outlook,” “believes,” “expects,” “ will,” “projected,” “continue,” “increase,” “may,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negatives or variations of these words or other comparable words and/or similar expressions (but the absence of these words and/or similar expressions does not mean that a statement is not forward - looking) . These forward - looking statements specifically include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, potential benefits of the Business Combination and the potential success of the Company’s strategy and expectations . Forward - looking statements, opinions and projections are neither historical facts nor assurances of future performance . Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of their respective businesses and of the combined company, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control . These uncertainties and risks may be known or unknown . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : changes in domestic and foreign business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of GSRT or Terra is not obtained ; failure to realize the anticipated benefits of the proposed business combination ; risks relating to the uncertainty of the projected financial information with respect to Terra ; future global, regional or local economic and market conditions ; the development, effects and enforcement of laws and regulations ; Terra’s ability to manage future growth ; Terra’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its platform ; the effects of competition on Terra’s future business ; the amount of redemption requests made by GSRT’s public shareholders ; the ability of GSRT or the combined company to issue equity or equity - linked securities in connection with the proposed business combination or in the future ; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries ; and those factors described or referenced in GSRT’s final initial public offering prospectus dated November 7 , 2024 under the heading “Risk Factors,” and other documents of GSRT filed, or to be filed, from time to time with the SEC . If any of these risks materialize or the Company’s or GSRT’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward - looking statements contained herein . In addition, forward - looking statements reflect the Company’s and GSRT’s expectations and views as of the date of this presentation . The Company and GSRT anticipate that subsequent events and developments will cause their respective assessments to change . However, while the Company and GSRT may elect to update these forward - looking statements in the future, each of them specifically disclaims any obligation to do so . Accordingly, you should not place undue reliance on the forward - looking statements, which speak only as of the date they are made . DISCLAIMER

# HIGHLY EXPERIENCED TEAM OF **NUCLEAR INDUSTRY EXPERTS**



**Alessandro Petruzzi** (PhD)
CO-FOUNDER &
CHIEF EXECUTIVE OFFICER



**Cesare Frepoli** (PhD)
CO-FOUNDER,
CHIEF OPERATING OFFICER
& LICENSING DIRECTOR



**Marco Cherubini** (PhD)
CO-FOUNDER,
CHIEF TECHNOLOGY OFFICER
& PRODUCT DIRECTOR



**Guillaume Moyen** (MBA)
PARTNER,
CHIEF FINANCIAL OFFICER



**Massimo Morichi** (PhD)
PARTNER,
CHIEF STRATEGY OFFICER &
SOLO SAFEGUARDS DIRECTOR



**Giordano Morichi**
PARTNER, CHIEF BUSINESS
DEVELOPMENT OFFICER
& INVESTOR RELATIONS

**180 YEARS**
COMBINED YEARS OF EXPERIENCE

**11+**
INTERNATIONAL PATENTS

N.IN.E. | FPoliSolutions | Westinghouse
AREVA | ansaldo nucleare | EG&G
CANBERRA | ORTEC | COGEMA
CAEN | DANGOTE | KPMG
MORICHI ENTERPRISES | micado | unite
Kluz Ventures | WEALTHARC | AVP

TERRA INNOVATUM | SOLO
INVESTOR PRESENTATION | OCTOBER 2025 | 4

INVESTOR PRESENTATION | OCTOBER 2025 | 5 5 5 5 5 INVESTOR PRESENTATION | OCTOBER 2025 | MAKING NUCLEAR POWER ACCESSIBLE We Plan to Deliver Simple and Safe Micro - Reactor Solutions That are Scalable, Affordable and Deployable Anywhere, 1MWe at a time

TERRA INNOVATUM

# Expect to Lead the Nuclear Revolution with a **Differentiated Approach**


SOLO
SOLO

(1) Levelized cost of energy, which is defined as the average cost per kilowatt hour of electricity produced over the life of the SOLO reactor. Calculated by taking the sum of all costs like initial capital investment, operation and maintenance and fuel costs, and dividing by the expected energy production over the life of the SOLO reactor. Figure above assumes a 45-year life for the SOLO reactor including the cost of two re-fuelings, one at year 15 and another at year 30. This LCOE doesn't include transportation and distribution costs as SOLO is off-grid.

## CAPITALIZING ON A MEGATREND

Addressing growing demand for electricity generation **with a modular low-carbon, cost-competitive and reliable solution**

## SAFETY AND SAFEGUARDS AS THE #1 PRIORITY

Designed with **specific safety and safeguard parameters** to streamline regulatory approval including reactor size, power levels and real-time monitoring

## DESIGN AND UNIT ECONOMICS DRIVES DIVERSE END MARKET EXPOSURE

**10-meter cube size and LCOE(1) of $0.07/kWh** addresses key customers beyond datacenters, including industrial production and factories, rural and remote locations, mining, healthcare and radio isotope production, desalination, defense, space, and other major verticals

## DE-RISKED BUSINESS MODEL

**Factory assembly** materially reduces costs; use of **low-enriched uranium (4.95% LEU) fuel** and readily available components de-risks supply chain, avoids proliferation risks and further simplifies regulatory approval

## TEAM OF NUCLEAR VETERANS

**Combined 180 years of experience in nuclear** engineering, design, safety, operations, licensing and regulatory matters

TERRA INNOVATUM | SOLO
INVESTOR PRESENTATION | OCTOBER 2025 | 6

INVESTOR PRESENTATION | OCTOBER 2025 | Small, Safe, and Factory Assembled – Design Completed 7 7 7 INVESTOR PRESENTATION | OCTOBER 2025 | GENERATES 1MWe/4MWth RUNS 24/7 REMOTELY OPERATED NO EXPLOSION OR MELTING RISK NO PROLIFERATION RISK NO EMERGENCY ZONE AREA 10MX10MX10M SIZE 1 (1) The dimensions include the biological shield

INVESTOR PRESENTATION | OCTOBER 2025 | 8 8 8 8 8 8 8 INVESTOR PRESENTATION | OCTOBER 2025 | MODULAR BY DESIGN Scalable in Power, Cost, and Footprint 1GWe UP TO 3MWe - 12MWth BENEFITS OF MODULARITY | Scalability | Redundancy | Standardized Construction | Proximity

INVESTOR PRESENTATION | OCTOBER 2025 | 9 BROADLY DIVERSIFIED END MARKETS Ideally Suited for Multiple Applications (1) All estimates based on management's current expectations. Actual number of SOLO reactors deployed will depend on a number of external factors and may vary materially from the estimates presented here With minimal site requirements, low maintenance capital costs and long periods between refueling, SOLO is ideal for a broad and diverse set of end markets, including opportunities to support co - generation (use of power and heat) applications. INFRASTRUCTURE / UTILITIES ▪ Remote, Rural and Island Communities ▪ Defense Installations ▪ Water Treatment and Desalination ▪ Energy Storage / Generator Replacement ▪ Shipping Ports & Marine Terminals ▪ EV Charging ▪ Hotels / Resorts ILLUSTRATIVE PER - SITE NEED (1) 1 - 5+ SOLOs INDUSTRIAL / FACTORIES (CO - GENERATION OPPORTUNITY) ▪ Materials Production ▪ Manufacturing ▪ Semiconductor Fabrication ▪ Oil and Gas Operations ▪ Mining Projects 1 - 20+ SOLOs MEDICAL / HEALTHCARE ▪ Hospital and Medical Facilities ▪ Radioisotope Production ▪ Pharmaceutical Facilities 1 - 5+ SOLOs DATA CENTERS / AI / CRYPTOCURRENCY MINING 30 - 300+ SOLOs

INVESTOR PRESENTATION | OCTOBER 2025 | 10 [TBD] (15) U.S. SMR Universe <5MWe <15MWth Kaleidos (1.2) Odin (1.25) SOLO w/LEU (1) eVinci (5) Natrium (345) BWRX - 300 (300) IMSR (195) Hermes (140) ARC - 100 (100) Xe - 100 (80) VOYGR (77) FMR (50) Aurora (15) Aalo - 1 (10) eVinci (5) AP300 (300) LFTR (100) PWR - 20 (20) Kaleidos (1.2) SOLO w/LEU (1) SMR - 300 (300) MSR - 1 (100) Odin (1.25) Aurora (50) Can be Assembled in Existing Factories (Driver of Low Cost) No Risk of Meltdown (Unique Safety Profile) <5% Fuel Low Enriched Uranium Fuel Readily Available Today (Driver of Low Cost) Source: Company websites and NRC site. https://www.nrc.gov/reactors/new - reactors/advanced/who - were - working - with/pre - application - activities.html#gaes Note: Texts below logos indicate name of reactors, and numbers in parentheses indicate MWe. TERRA INNOVATUM’S UNIQUE POSITIONING IN THE SMR SECTOR n=1 n>20 n=4 SOLO w/LEU (1)

INVESTOR PRESENTATION | OCTOBER 2025 | 11 Bottom line: Terra's fuel flexibility significantly reduces time to market risk by being able to operate with LEU, while at the same time enjoying all the benefits of HALEU once it becomes widely available (1) Based on the neutronics analysis, with the use of HALEU, SOLO could either (i) operate at a large power output of 20MWth for 15 - years, or (ii) operate at the same power output of 4MWth for ~70 years. Increasing the power output, however, would require a change to the des ign of the reactor, while operating at the same power for a longer period of time would not require such design changes. ▪ SOLO provides the only platform to be able to transition from currently licensed fuel products (LEU) to future fuel products and supply (HALEU) ▪ LEU: can operate for ~15 years without need for refueling ▪ HALEU: can operate for ~70 years without need for refueling (1) ▪ As of today, certain non - fuel materials would need to be replaced at ~45 years ▪ SOLO can also benefit from current and future accident tolerant fuel (ATF) solutions related to new clad material, which would allow an increase of the average working temperature, consequently improving the thermodynamic efficiency and possibly extending its industrial applications FUEL CYCLE ANALYSIS 15 30 70 15 0 10 20 30 40 50 60 70 80 HALEU LEU Years (1) P=4MWth P=4MWth P=10MWth P=20MWth fills the gap between the current use of standard LEU and HALEU BUILT ON WIDELY AVAILABLE LEU FORWARD - COMPATIBLE WITH HALEU

INVESTOR PRESENTATION | OCTOBER 2025 | 12 Designed to De - Risk Deployment Timeline • FOAK – 2027 • Commercialization – 2028 JANUARY 2025 2025 / 2026 2027 2028 Regulatory Engagement Plan Filed with NRC LATE - YEAR Estimated operating license approval MID - YEAR Estimated commercialization of first SOLO ONGOING >>> Continue building supply chain through partnerships and engaging with potential customers 2029+ Scale to 1,000 SOLOs per year >>> OFF - THE - SHELF COMPONENTS COMMERCIALLY AVAILABLE FUEL FACTORY ASSEMBLED REPEATABLE DESIGN Positive U.S. NRC engagement with accelerated timeline

INVESTOR PRESENTATION | OCTOBER 2025 | 13 COMMERCIALIZATION UPDATES First Deployment Site for First - Of - A - Kind SOLO ADVANCED DISCUSSIONS FOR FUTURE DEPLOYMENT OPPORTUNITIES In talks with a range of deployment opportunities, including laboratories, national defense entities, nations, utilities, AI/data center developers, and industrials MOU OFFERS RUNWAY FOR EXPANSION Rock City MOU includes an option to deploy up to 50 SOLO reactors (50 MWe) to meet rising demand for secure, clean behind - the - meter energy ▪ Initial 15 - year supply term with potential for 45 - year operations through modular core - swap lifecycle, enhancing local energy infrastructure resilience (pending NRC approval) STRATEGIC FIRST LOCATION Rock City’s 6 million sq. ft. underground industrial park site enables licensing, testing, and construction ; strong location and close proximity to nuclear ecosystem supports collaboration and talent ROCK CITY VALIDATES COMMERCIAL SCALE Rock City site announcement demonstrates SOLO TM ’s go - to - market strategy — a reactor purpose - built for commercial scale, progressing from FOAK to broader deployment across industrial and public sectors Rock City Admiral Parkway Development (“Rock City”)

INVESTOR PRESENTATION | OCTOBER 2025 | 14 PARTNERS A Robust Network of Supply Chain and Deployment Partners Established strategic partnerships for deployment opportunities and production of key components, safeguards monitoring, fuel and factory assembly

## **BOARD OF DIRECTORS:** DEEP PUBLIC COMPANY FINANCE, GOVERNANCE, NUCLEAR TECHNOLOGY AND LEADERSHIP EXPERIENCE

*Independent Chair*



**Katherine Williams**

FORMER FRAMATOME CEO,
SOLESTISS CFO

*Director*



**Alessandro Petruzzi**

TERRA INNOVATUM
CO-FOUNDER &
CHIEF EXECUTIVE OFFICER

*Director*



**Cesare Frepoli**

TERRA INNOVATUM CO-FOUNDER,
CHIEF OPERATING OFFICER
& LICENSING DIRECTOR

*Director*



**Guillaume Moyen**

TERRA INNOVATUM
PARTNER,
CHIEF FINANCIAL OFFICER

*Director*



**Massimo Morichi**

TERRA INNOVATUM PARTNER,
CHIEF STRATEGY OFFICER &
SOLO SAFEGUARDS DIRECTOR

*Independent Director*



**Martha Crawford**

MACQUARIE GROUP
OPERATING PARTNER

*Independent Director*



**Rex Jackson**

FORMER CHARGEPOINT
(NYSE: CHPT) CFO

*Independent Director*



**Peter Hastings**

FORMER KAIROS POWER VP
OF REGULATORY, QUALITY
AND PUBLIC AFFAIRS

*Independent Director*



**Michael Howard**

WORLD ENERGY COUNCIL CHAIR,
ELECTRIC POWER RESEARCH
INSTITUTE CEO EMERITUS

TERRA INNOVATUM | SOLO™

INVESTOR PRESENTATION | **OCTOBER 2025** | 15

## UNIT ECONOMICS

# **Illustrative Unit Economics**[1] (First 15 Years) **NOAK**[2] (At 1,000 Units)



$17.5
$1.5
$19.0
$3.5
$8.0
$0.8
$6.7
Sale of SOLO
Service Revenue
Total Revenue
Fuel Cost
Other SOLO Costs
Service Cost
Unit-Level Cashflow

### Assumptions and Cashflow Margins

- Assumes $100K annual maintenance, remote performance and safeguard monitoring
- Unit-level cashflow margin
  - At 1,000 units: 35% of revenue
  - At 10,000 units: 55% of revenue

### Direct User Final Electricity Cost Calculations (LCOE[3])

- For a direct user of a SOLO, the final electricity cost is equal to the LCOE
  - 45 Years (assuming 2 refuelings): $0.07/kWh[4]
  - 45 Years (using HALEU): $0.045/kWh[5]

Note: Other Costs include all capital costs, including balance of plant, contingency and transportation costs.
For each respective time period, LCOE defined as total capital and maintenance costs, divided by total kWh produced. Unit economics and LCOE calculations do not include annual license or decommissioning fees.
(1) Unit economic estimates are presented for illustrative purposes only and is subject to change based upon a number of external factors and may vary materially from the estimates presented here.
(2) Nth-of-a-Kind.
(3) Levelized Cost of Energy.
(4) Includes cost of fuel and other capital and transportation costs associated with the refueling. Assumes yearly kWh produced of ~10.6mm.
(5) Assumes that in the future HALEU can be obtained at similar cost of LEU today; no refueling required during the 45-year period when using HALEU. Assumes yearly kWh produced of ~10.8mm.

TERRA INNOVATUM | SOLO
INVESTOR PRESENTATION | OCTOBER 2025 | 16

INVESTOR PRESENTATION | OCTOBER 2025 | 17 Investor Relations Contacts Giordano Morichi Partner, Chief Business Development Officer & Investor Relations Terra Innovatum S.r.l. E: g.morichi@terrainnovatum.com Nicholas Hresko - Staab Vice President Investor & Media Relations Alliance Advisors IR E: TerraIR@allianceadvisors.com